                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD INDEX TRUST -- 500 PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--*
     Five Year
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--*
      Ten Year
           P =   $1,000
           T =   +--%
           N =   10
         ERV =   $--*


    *Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                  ---------------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%

               VANGUARD INDEX TRUST -- EXTENDED MARKET PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T)  = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
       -------
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--*
     Five Year
       -------
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--*
      Ten Year
       -------
           P =   $1,000
           T =   +--%
           N =   10
         ERV =   $--*



    *Not adjusted for $10 account maintenance fee and .25% portfolio transaction fee.



2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%

              VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T)  = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--**
     Five Year
       -------
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--**
      Ten Year
       -------
           P =   $1,000
           T =   +--%
           N =   *
         ERV =   $--**


     * Since inception March 16, 1992.
    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%

                    VANGUARD INDEX TRUST -- VALUE PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T)  = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--**
     Five Year
       -------
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--**
      Ten Year
       -------
           P =   $1,000
           T =   +--%
           N =   *
         ERV =   $--**


     * Since inception November 2, 1992.
    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%

                    VANGUARD INDEX TRUST -- GROWTH PORTFOLIO


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T)  = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--**
     Five Year
       -------
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--**
      Ten Year
       -------
           P =   $1,000
           T =   +--%
           N =   *
         ERV =   $--**


     * Since inception November 2, 1992.
    ** Not adjusted for $10 account maintenance fee.


2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%

                      SMALL CAPITALIZATION STOCK PORTFOLIO
           (FORMERLY VANGUARD SMALL CAPITALIZATION STOCK FUND, INC.)


1. Average Annual Total Return (As of December 31, 1997)
                 n
        P (1 + T)  = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
     EXAMPLE:
    ----------
      One Year
       -------
           P =   $1,000
           T =   +--%
           N =   1
         ERV =   $--*
     Five Year
       -------
           P =   $1,000
           T =   +--%
           N =   5
         ERV =   $--*
      Ten Year
       -------
           P =   $1,000
           T =   +--%
           N =   10
         ERV =   $--*



    *Not adjusted for $10 account maintenance fee and .5% portfolio transaction fee.



2. YIELD (30 Days Ended December 31, 1997)

                                      6
                  Yield = 2[(a - b +1) -1]
                      ---------------------------
                             c x d


        Where:   a = dividends and interest paid during the period
                 b = expense dollars during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example     a = $--
                b = $--
                c = --
                d = $--
             Yield = --%